SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT



                       Pursuant to Sections 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: December 8, 2004
                        --------------------------------
                        (Date of Earliest Event Reported)

                             YTB INTERNATIONAL, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)




New York                             0-18412                       11-2602120
--------                             -------                       ----------
(State or other                     Commission                  (IRS Employer
Jurisdiction of                     File Number)                 Identification
Incorporation)                                                           Number)


        560 Sylvan Avenue--Suite 300, Englewood Cliffs, New Jersey 07632
        ----------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (201) 567-8500
                                 --------------
               (Registrant's Telephone Number Including Area Code)


                          REZconnect Technologies, Inc.
                          -----------------------------
                 (Former Name or Former Address If Changed Since
                     Form 8-K To Which This Report Relates)

 Carl N. Duncan, Esq., 5718 Tanglewood Drive, Bethesda, Maryland (301-263-0200)
 ------------------------------------------------------------------------------

                        (Send Copy of Communications To)

          On August 26, September 17, November 19, December 14, 2004 and January 7, 2005, Registrant has filed Forms 8-K to reflect the various stages of a restructuring and associated merger between Registrant and YourTravelBiz.com, Inc., a private direct sales travel business ("YTB"), and all of YTB's shareholders. Specifically, YTB merged into and with Registrant, then incorporated in New York and doing business as REZconnect Technologies, Inc. on Decemeber 8, 2004, the latter being the surviving corporation. Such Merger was the subject of a Form 8-K filed with the SEC via EDGAR on December 14, 2004.

         Effective January 4, 2004, as required under their associated merger agreement executed September 17, 2004 and amended November 19, 2004, the merged Registrant, a New York corporation, reincorporated in Delaware, changed its name to YTB International, Inc. and increased its authorized common shares to 50,000,000, the preferred remaining at 5,000,000 authorized. That subsequent downstream merger between Registrant and a Delaware corporation created for the purpose was also the subject of a Form 8-K filed via EDGAR on January 10, 2005, such filing reflecting that effective on that January 4, 2005 date of reincorporation, Registrant assigned assets to three (3) Delaware operating subsidiaries (YourTravelBiz.com, Inc.; YTB Travel Network, Inc.; and REZconnect Technologies, Inc.).

         This Amended Current Report on Form 8-K/A is being filed to disclose the pro forma financial information giving effect to the Merger as required under pertinent regulations and are herby being filed as a Form 8-K/A, namely an Amendment to the associated December 14, 2004 Form 8-K. Since the associated historical balance sheet information has been already filed and, as addressed with the Commission staff in anticipation of this filing, the pro forma materials hereby attached relate to income for the period January 1-December 8, 2004, the latter being the date of the Merger.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

       (a) Pro Forma Income Statements of Business Acquired

                          REZCONNECT TECHNOLOGIES, INC.

                         PRO FORMA FINANCIAL INFORMATION

                          YEAR ENDED DECEMBER 31, 2004

                                   (UNAUDITED)

                          REZCONNECT TECHNOLOGIES, INC.
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2004
                                   (UNAUDITED)



INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On December 8, 2004, Rezconnect Technologies, Inc. (the "Company") acquired 100% of the outstanding common shares from the stockholders of YourTravelBiz.com, Inc. ("YTB") in a business combination structured as a statutory merger. This acquisition was effected through an exchange of equity interests at a recorded cost of $15,257,445 to the Company. Rezconnect Technologies, Inc. was identified as the acquiring entity. The Company exchanged 7,430,000 shares of its common stock and 4,092,376 shares of its Series B convertible preferred stock for all of the outstanding common stock of YTB.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2004 gives effect to the Company's acquisition of YTB and reflects the results of YTB's operations as if the acquisition had occurred and been completed as of January 1, 2004.

The acquisition of YTB was accounted for by the Company under the "purchase method", as prescribed by Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations. The total cost of this acquisition exceeded the fair value of the net assets acquired and liabilities assumed by $15,936,118, which was recorded as "goodwill". In accordance with SFAS No. 142, goodwill resulting from this acquisition has been recognized as an asset, but will not be amortized for financial reporting purposes. Instead, the recorded value of goodwill will be tested for impairment on an annual basis.

Following is a summary of the  allocated  cost of the Company's  acquisition  of
YTB:

                                                                        Asset
                                                                    (Liability)
                                                                    -----------
     Property and equipment                                   $        73,121
     Computer software                                                  9,097
     Short-term debt                                                 (102,342)
     Accounts payable and accrued expenses                           (658,549)
     Goodwill                                                      15,936,118
                                                                   ----------
        Allocation of total cost of acquisition               $    15,257,445
                                                                   ==========

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2004 does not represent the results of operations of the Company for any future date or period. Actual future results could be materially different from these pro forma results. This unaudited pro forma financial statement should be read in conjunction with the audited financial statements of the Company and management's related discussion and analysis of financial condition and results of operations included in Form 10-K for the year ended December 31, 2004.

                   See notes to pro forma financial statements



                                      (22)


                         REZCONNECT TECHNOLOGIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004
                                  (UNAUDITED)




                                                              Rezconnect
                                                             Technologies,     YourTravel-         Pro forma        Pro forma
                                                              Inc.              Biz.com, Inc.       Adjustments    Consolidated
                                                          --------------     --------------------------------------------------

REVENUE
     Franchise fees                                     $        97,506    $              -    $            -    $      97,506
     Franchise service and other fees                           716,801                   -                 -          716,801
     Travel products and services                             2,056,617                   -                 -        2,056,617
     Online travel income                                       507,508                   -                 -          507,508
     Advertising and other                                        2,571                   -                 -            2,571
     New RTA sales                                              231,347           3,296,701                          3,528,048
     Monthly membership and maintenance fees                    248,092           3,535,302                          3,783,394
     Printing and administrative service fees                    54,569             777,614                            832,183
                                                          --------------     ---------------     -------------     ------------
                                                              3,915,011           7,609,617                 -       11,524,628

     Less: returns and allowances                                29,810             424,795                            454,605
                                                          --------------     ---------------     -------------     ------------

TOTAL REVENUE                                                 3,885,201           7,184,822                 -       11,070,023

OPERATING EXPENSES
     Commissions                                              1,669,723           4,984,429                          6,654,152
     Cost of travel services and products                       930,519                   -                 -          930,519
     Depreciation and amortization                               44,502              92,660           (75,637)(a)       61,525
     Franchise services and products                            153,035                   -                 -          153,035
     Marketing and selling                                       96,595                   -                 -           96,595
     General and administrative                               1,246,399           2,756,542                          4,002,941
                                                          --------------     ---------------     -------------     ------------
TOTAL OPERATING EXPENSES                                      4,140,773           7,833,631           (75,637)      11,898,767
                                                          --------------     ---------------     -------------     ------------

LOSS FROM OPERATIONS                                           (255,572)           (648,809)           75,637         (828,744)

OTHER INCOME (EXPENSES)
     Loss from sales of short-term investments                   (8,458)                  -                 -           (8,458)
     Interest and dividend income                                38,096               7,261                             45,357
     Interest expense                                           (22,596)            (50,562)                           (73,158)
                                                          --------------     ---------------     -------------     ------------
TOTAL OTHER INCOME (EXPENSES)                                     7,042             (43,301)                -          (36,259)
                                                          --------------     ---------------     -------------     ------------

NET LOSS                                                $      (248,530)   $       (692,110)   $       75,637    $    (865,003)
                                                          ==============     ===============     =============     ============


NET LOSS APPLICABLE TO COMMON STOCKHOLDERS                                                                       $    (865,003)
                                                                                                                   ============

LOSS PER SHARE:
     WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING                                                                     12,135,602
                                                                                                                   ============

     BASIC AND DILUTED LOSS PER SHARE                                                                              $     (0.07)
                                                                                                                   ============








                                      (23)

                          REZCONNECT TECHNOLOGIES, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS
                          YEAR ENDED DECEMBER 31, 2004
                                   (UNAUDITED)

The accounts of YourTravelBiz.com, Inc. ("YTB") include its income and expense activity for the period January 1, 2004 through December 7, 2004. The activity of YTB from the date of acquisition (December 8, 2004) through December 31, 2004 is included in the pro forma results of operations of Rezconnect Technologies, Inc.

      1. The following pro forma adjustments summarize the adjustments made to the pro forma statements of operations for the year ended December 31, 2004:

      (a) The depreciation and amortization adjustments reflect these expenses as if the acquisition of property and equipment had occurred and been completed as of January 1, 2004. Depreciation and amortization are computed by use of the straight-line method over the following estimated useful lives of the related assets:

                  Vehicles                                       5 years
                  Equipment                                      5 to 7 years
                  Furniture and fixtures                         7 years
                  Computer software                              3 years

          Allocation of the purchase price of the property and equipment acquired is as follows:

                                           Allocated               Allocated
                  Asset                   Percentage               Amount

                  Vehicles                    59%                $     48,508
                  Equipment                   20%                      16,444
                  Furniture and fixtures      10%                       8,222
                  Computer software           11%                       9,044
                                            -----                    --------

                                 Total       100%                $     82,218
                                            ====                     ========

              Charges to depreciation and amortization expense as if the acquisition of YourTravelBiz.com, Inc. had occurred and been completed as of January 1, 2004 are as follows:

                                           Estimated     Depreciation/
                                          Useful Life    Amortization
                   Asset                    (years)        Expense

                  Vehicles                     5                     $  9,702
                  Equipment                 5 to 7                      3,131
                  Furniture and fixtures       7                        1,175
                  Computer software            3                        3,015
                                                                      -------
                                 Total                               $ 17,023
                                                                     ========

                   See notes to pro forma financial statements



                                      (24)

                          REZCONNECT TECHNOLOGIES, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS
                          YEAR ENDED DECEMBER 31, 2004
                                   (UNAUDITED)



 (a) Depreciation and amortization adjustments (continued)
         -----------------------------------------------------

     Depreciation and amortization expense as if the acquisition of YourTravelBiz.com, Inc. had occurred and been completed
     as of January 1, 2004 (as calculated on the preceding page)    $  17,023

     Amount recorded by YourTravelBiz.com, Inc.                        92,660
                                                                     --------

            Total depreciation and amortization adjustments         $ (75,637)
                                                                     =========

     The negative depreciation and amortization adjustment calculated above occurred as the result of pre-merger accelerated depreciation methods used by YourTravelBiz.com, Inc. The pro forma depreciation and amortization is calculated by use of the straight-line method for all assets acquired.


 (b) Revenue adjustments
     -------------------

     Following   is   a   composition   of   the   total   revenue   of
     YourTravelBiz.com, Inc. for the period December 8, 2004 to December 31, 2004 that is included in the pro forma results of operations of Rezconnect Technologies, Inc.:

         New RTA sales                                           $    231,347
         Monthly membership and maintenance fees                      248,092
         Printing and administrative service fees                      54,569
                                                                    ---------
                                                                      534,008
             Less: returns and allowances                             (29,810)
                                                                    ---------

                  Total revenue adjustments                     $     504,198
                                                                    =========


 (c) Operating expense adjustments
     -----------------------------

     Following represents operating expenses (other than depreciation and amortization) of YourTravelBiz.com, Inc. for the period December 8, 2004 to December 31, 2004 that are included in the pro forma results of operations of Rezconnect Technologies, Inc.:

         Commissions                                             $    349,784
         General and administrative                                   193,898
                                                                     --------

            Total other operating expense adjustments            $    543,682
                                                                     ========


          See notes to pro forma financial statements




                                      (25)

                          REZCONNECT TECHNOLOGIES, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS
                          YEAR ENDED DECEMBER 31, 2004
                                   (UNAUDITED)


(d) Other income and expense adjustments

     The following represents other (nonoperational) items of income and expense of YourTravelBiz.com, Inc. for the period December 8, 2004 to December 31, 2004 that are included in the pro forma results of operations of Rezconnect Technologies, Inc.:


         Investment income                                      $         509
         Interest expense                                              (3,548)
                                                                      -------
            Total other income and expense adjustments           $     (3,039)
                                                                      =======


2.       Recurring expenses

          Commission   expenses   are   incurred   and  paid  monthly  to  sales
          representatives   based  on  a  pre-determined   formula  based  on  a
          percentage of sales.

          The Company assumed a lease of its acquiree for copy machines under non-cancelable operating leases expiring in various periods through December 31, 2006. The lease payments are approximately $659.50 per month.


3.       Income taxes

          As a result of the Company's and the acquiree's year 2004 operating losses and loss carryforwards available in 2004, there is no provision for current income taxes. In addition, Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, requires a valuation allowance to reduce any deferred tax assets to their net realizable amounts if, based on the weight of evidence, it is more likely than not that all or some portion of such deferred tax assets will not be realized. As of December 31, 2004, the Company is uncertain if it will realize any future tax benefit of its deferred tax assets. Accordingly, a full valuation allowance has been established as a reserve against the Company's deferred tax assets and, therefore, no deferred income tax credits have been recognized in the pro forma statements of operations for the year ended December 31, 2004.







                   See notes to pro forma financial statements





                                      (26)

                          REZCONNECT TECHNOLOGIES, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS
                          YEAR ENDED DECEMBER 31, 2004
                                   (UNAUDITED)



4. Earnings (loss) per share

          Basic earnings (loss) per share is based on the weighted-average number of common shares outstanding. Diluted earnings (loss) per common share assumes that outstanding common shares are increased by common shares issuable upon the exercise of stock options and by the conversion of preferred stock where their exercise or conversion would be dilutive. For the year ended December 31, 2004, the effects any assumed exercise of stock options on the 2004 loss per share would be anti-dilutive and, therefore, are not included in the calculation of the Company's loss per common share for the year ended December 31, 2004.

          However, the 4,092,376 shares of the Company's Series B convertible preferred stock that were issued on December 8, 2004 (and subsequently converted into common shares on January 9, 2005) were considered to be common stock equivalents on the date of original issuance.
          Accordingly, all 4,092,376 shares of the Company's Series B convertible preferred stock have been included in the calculation of the Company's loss per common share for the year ended December 31, 2004.
























                   See notes to pro forma financial statements






                                      (27)

                                    Signature
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   YTB International, Inc.



                                                   /s/ Michael Y. Brent
                                                   -----------------------------
                                                   Michael Y. Brent, CEO
                                                   Dated: February 22, 2005